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                                                                    EXHIBIT 23.3



                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement Form S-8 pertaining to the Stock Option Plan of AltaRex Corp. of our report dated February 12, 1999, with respect to the financial statements and schedules of AltaRex Corp. included in the Annual Report on Form 20-F for the year ended December 31, 1999.


/s/ ERNST & YOUNG LLP


Edmonton, Canada
May 25, 2001